SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549


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                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 April 15, 1996


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                           Blount International, Inc.

             (Exact name of registrant as specified in its charter)


           Delaware                 001-11549               63-0780521
        (State or other         (Commission File         (I.R.S. Employer
        jurisdiction of              Number)              Identification
        incorporation)                                        Number)


          4520 Executive Park Drive                         36116-1602
             Montgomery, Alabama                            (Zip Code)
   (Address of principal executive offices)


                                 (334) 244-4000
              (Registrant's telephone number, including area code)

Item 8.  Change in Fiscal Year.

Effective April 15, 1996, the Board of Directors of Blount International, Inc. (the "Company") approved the change of the Company's fiscal year from a year ending on the last day of February, which was the fiscal year end used in its most recent filing with the Securities and Exchange Commission, to the new fiscal year end of December 31. The report on Form 10-K for the ten-month period ending December 31, 1996, will be the form on which the report covering the transition period will be filed by the Company. During the transition period, the Company will file quarterly reports on Form 10-Q on the basis of the quarter-ends of the newly adopted fiscal year, March 31, June 30 and September 30.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          BLOUNT INTERNATIONAL, INC.


                                          By: /s/ Harold E. Layman
                                              --------------------------
                                              Harold E. Layman
                                              Senior Vice President &
                                              Chief Financial Officer




Date:  April 19, 1996